UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 16, 2007

Encysive Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-796-8822

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Encysive Pharmaceuticals Inc. (the "Company") today announced the commercial availability of THELIN® (sitaxentan sodium) 100 mg tablets in the Netherlands for the treatment of pulmonary arterial hypertension (PAH). The Company received European Union marketing authorization for THELIN from the European Commission in August 2006. THELIN is the first selective endothelin A receptor antagonist and the first once-daily oral treatment available for patients with PAH.

THELIN is indicated for improving exercise capacity in PAH patients classified as World Health Organization (WHO) functional class III. Efficacy has been shown in primary pulmonary hypertension and pulmonary hypertension associated with connective tissue disease (CTD).

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimates concerning the size of the PAH patient population in the Netherlands and other countries of the EU; our ability to quickly and successfully commercialize THELIN in the Netherlands and other countries of the EU; market acceptance of THELIN in the Netherlands and other countries of the EU and the actual rate of acceptance; the speed with which pricing and reimbursement approvals and product launches for THELIN may be achieved in other countries of the EU; difficulties or delays in manufacturing, packaging or distributing THELIN in the Netherlands; legislation or regulations within the EU affecting THELIN’s pricing, reimbursement or access; our ability to protect our patents and other intellectual property for THELIN; and our ability to earn a profit from sales of THELIN in the Netherlands and other countries of the EU as well as other risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encysive Pharmaceuticals Inc.

April 17, 2007	By:	/s/ Paul S. Manierre

Name: Paul S. Manierre
Title: Vice President, General Counsel and Secretary